Supplement to the Spartan® Tax-Free Bond Fund
April 2, 2001
Prospectus

The following information updates the similar information on the cover of the prospectus:

Spartan® Tax-Free Bond Fund

(fund number 090, trading symbol FTABX)

SFB-01-01 June 8, 2001
1.759463.100